UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 3, 2008

THE McGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

(212) 512-2564

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 3, 2008, Luc Gregoire ceased to serve as the Company’s principal accounting officer and will be leaving the Company at a future date yet to be determined. Robert J. Bahash, Executive Vice President and Chief Financial Officer, has assumed the duties of principal accounting officer until a replacement is named for Mr. Gregoire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

By:	/s/ Kenneth M. Vittor
Kenneth M. Vittor
Executive Vice President and General Counsel

Dated: June 9, 2008